UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 22, 2021
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously disclosed, SRAM, LLC (“SRAM”) filed (i) a lawsuit on December 17, 2015 in the U.S. District Court, Northern District of Illinois, against RFE Holding (Canada) Corp. (“RFE Canada”), a wholly-owned subsidiary of Fox Factory Holding Corp. (“Fox Factory”), alleging patent infringement of U.S. Patent number 9,182,027 (“027 Patent”) and violation of the Lanham Act, and (ii) a second lawsuit on May 16, 2016 in the same court against RFE Canada alleging patent infringement of U.S. Patent number 9,291,250 (“250 Patent” and, together with 027 Patent, the “Applicable SRAM Chainring Patents”).
In addition, as previously disclosed, Fox Factory, Inc. (a wholly owned subsidiary of Fox Factory) filed (i) a lawsuit on January 29, 2016 in the U.S. District Court, Northern District of California against SRAM alleging SRAM’s infringement of two separate Fox Factory, Inc. owned patents, specifically U.S. Patent number 6,135,434, and (ii) a second lawsuit on July 1, 2016 in the U.S. District Court, Northern District of California against SRAM alleging infringement of Fox Factory, Inc.’s U.S. Patent numbers 8,226,172 and 8,974,009 (collectively, the “Applicable Fox Axle Patents”) (which actions were later moved to U.S. District Court, District of Colorado).
On December 22, 2021, Fox Factory entered into a Settlement and License Agreement with SRAM that, among other things, provides (i) all claims amongst the parties in the aforementioned complaints shall be dismissed with prejudice, without any admission of liability or fault by any party, (ii) SRAM grants Fox Factory a non-exclusive license to make and use products and services covered by the Applicable SRAM Chainring Patents under the FOX brand in exchange for specified royalty rates, (iii) Fox Factory grants SRAM a non-exclusive, royalty-free license to make and use products and services covered by the Applicable Fox Axle Patents under the SRAM brand, and (iv) the exchange of mutual releases by the parties.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	December 22, 2021	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer